EXHIBIT 10.2
                               TEJON RANCH CO.
                           STOCK OPTION AGREEMENT
                               Pursuant to the
                     1992 EMPLOYEE STOCK INCENTIVE PLAN

             This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Tejon Ranch Co., a Delaware corporation (the "Company"), and the person named below as Optionee.

             WHEREAS, Optionee is an employee, officer or director of the Company and/or one or more of its subsidiaries; and

             WHEREAS, pursuant to the Company's 1992 Employee Stock Incentive Plan (the "1992 Plan"), the Compensation Committee of the Board of Directors of the Company administering the 1992 Plan (the "Committee") has approved the grant to Optionee of an option to purchase shares of the Common Stock, par value $.50 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein.

             NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

             1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant indicated below, an option (the "Option") to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which Exercise Price shall not be less than the Fair Market Value (as defined below) of the Option Shares on the Date of Grant. The Option shall not be exercisable until on or after the Vesting Date indicated below, except as otherwise provided in Section 3. The Option shall expire at 5:00 p.m., Los Angeles, California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement.

             Optionee:

             Date of Grant:

             Number of shares purchasable:

             Exercise Price per share:

             Expiration Date:

             Vesting Date:
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                2.   Incentive Stock Option; Internal Revenue Code
   Requirements. The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (the "Code") except to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the shares of Common Stock with respect to which the Option is exercisable for the first time by Optionee during any calendar year (under the 1992 Plan and all other stock option plans of the Company and its subsidiaries) exceeds $100,000. Such excess shares are intended to be treated as shares issued pursuant to an Option that is not an incentive stock option described in
   Section 422 of the Code, in accordance with Section 422(d) of the Code. The number of such excess shares as to which this option is not intended to be treated as an incentive option is -0-.

                The "Fair Market Value" of a share of Common Stock or other security on any day shall be equal to the last sale price, regular way, per share or unit of such other security on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the American Stock Exchange or, if the shares of Common Stock or such other security are not listed or admitted to trading on the American Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock or such other security are listed or admitted to trading or, if the shares of Common Stock or such other securities are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if on any such date the shares of Common Stock or such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in shares of Common Stock or such other security selected by the Board of Directors.

                3.   Acceleration and Termination of Option.

                     (a)  Termination of Employment.

                                  (i)  Definition of Termination.  In
   the event that Optionee shall cease to be an employee of the Company or any of its subsidiaries voluntarily or involuntarily or for any reason whatever, such event is referred to in this Agreement as a "Termination" of Optionee's "Employment."

                                 (ii)  Normal Termination.  If
   Optionee's Employment is Terminated for any reason other than those enumerated in Section 3(a)(iii), then the Option shall terminate three

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   (3) months from the date of such Termination of Employment but in no event later than the Expiration Date. During such three month period, the Option shall be exercisable only if the date of Termination of Employment is after the ninth anniversary of the Date of Grant.

                                (iii)  Death or Permanent Disability.
   In the event of a Termination of Optionee's Employment by reason of the death of Permanent Disability (as hereinafter defined) of Optionee, then:
                               (1)  the Option shall terminate on the
                first anniversary of the date of such Termination of Employment or the Expiration Date, whichever is earlier, and
                               (2)  if the Option has not become
           exercisable the Option shall be exercisable during the one-year or shorter period referred to in (1) above by Optionee or, in the event of death or a Permanent Disability involving the appointment of a guardian, custodian or other similar personal representative, the person or persons to whom Optionee's rights under the Option shall have passed by will or by the applicable laws of descent or distribution or as a result of any such appointment, but
                                    (A)  only if the Optionee had
                     completed one full year of employment with the Company after the Date of Grant and prior to the date of Termination of Employment, and

                                    (B)  only as to that portion of the
                     number of shares subject to the Option equal to the number of full years of employment completed during the period referred to in (A) above divided by 10.

                "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Optionee shall not be deemed to have a Permanent Disability unless proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that Optionee does or does not have a Permanent Disability shall be final and binding upon the Company and Optionee.

                     (b)  Death or Permanent Disability Following
   Termination of Employment. Notwithstanding anything to the contrary in this Agreement, if Optionee shall die or suffer a Permanent Disability at any time after the Termination of his or her Employment and prior to the Expiration Date, then to the extent that the Option was exercisable on the date of such death or Permanent Disability the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

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                     (c)  Acceleration of Option Upon a Change of
   Control. The Option shall become fully exercisable with respect to all Option Shares in the event of a Change of Control. A "Change of Control" shall mean the first to occur of the following events:
                               (i)  a reorganization, merger or
           consolidation of the Company, the issuance or transfer of securities of the Company in one transaction or series of related transactions or any other transaction or series of related transactions in each case if and only if as a result of the transaction or transactions persons other than the shareholders immediately prior to such transaction or transactions shall own 80% or more of the voting securities of the Company or its successor after the transaction;

                                         (ii) the sale or transfer by
   the Company of all or substantially all of its property and assets in a single transaction or series of related transactions; or

                                         (iii)     the dissolution or
   liquidation of the Company.

                     (d) Discretionary Acceleration. The Committee, in its sole discretion, may accelerate the exercisability of the Option for any reason, including without limitation in the event of death or disablement of Optionee or termination of employment of Optionee by the Company other than for cause.

                     (e) Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate in the event of the occurrence of an event referred to in clause (ii) or (iii) of paragraph (c) above or a merger or consolidation referred to in clause (i) of paragraph (c) above (a "Terminating Event") (even if such Terminating Event occurs after an event referred to in clause (i) of said paragraph (c) above which is not a Terminating Event) unless the terms of any such transaction constituting the Terminating Event otherwise provide. Such termination shall occur on the 30th day following any such Terminating Event (or such later date as the Board of Directors or the Committee shall determine) unless the Board of Directors or the Committee
   (i) sets an earlier date which is at least ten days prior to the occurrence of the Terminating Event, (ii) notifies the Optionee in writing at least ten days before the occurrence of the Terminating Event of the setting of such date and (iii) accelerates the exercisability of the Option to the extent it would otherwise be exercisable for any part of the thirty day period after such event pursuant to Section 1 or pursuant to paragraph (c) above so that, to such extent, the Option could be exercised for a period of at least ten days prior to the occurrence of the Terminating Event. In such event where the requirements of clauses (i), (ii) and (iii) of the preceding sentence are met, the Option shall expire immediately upon the occurrence of the Terminating Event.


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                4.   Adjustments.  In the event that the outstanding
   securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a cash dividend paid out of earned surplus) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

                5. Exercise. The Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise pursuant to the notice procedures set forth in Section 7 hereof, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price as follows:

                     (a)  by the delivery to the Company of a
   certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock power, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; and/or

                     (b) by reducing the number of shares of Common Stock to be issued and delivered to Optionee upon such exercise (such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional shares of Common Stock that would otherwise have been issued and delivered upon such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

                The balance of the Exercise Price not paid by an exchange of shares pursuant to (a) or (b) above shall be paid in cash or by a cashier's or certified bank check payable to the Company.

                The Optionee will be obligated to pay the Exercise Price

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   in the manner contemplated by (a) and/or (b) above and will be permitted to pay the Exercise Price in cash only to the extent that it cannot be paid in the manner provided in (a) and (b) above. Notwithstanding the foregoing, the Optionee shall be obligated to pay the Exercise Price in the manner contemplated by (a) above only to the extent that he or she owns shares of Common Stock beneficially, has the power to dispose of those shares and such disposition contemplated by (a) above would not constitute a "disqualifying disposition" of shares resulting in a loss of the special tax treatment afforded incentive stock options.

                6.   Payment of Withholding Taxes.

                     (a) If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by a cashier's or certified bank check payable to the Company; provided, however, that, in the discretion of the Committee, the Optionee may, pursuant to an irrevocable election of Optionee (a "Withholding Election") made on or prior to the date of such exercise, instead pay all or any part of the Withholding Liability in the following manner:

                                    (i)     by the delivery to the
   Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; and/or

                                   (ii)     by reducing the number of
   shares of Common Stock to be issued and delivered to Optionee upon such exercise (such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional shares of Common Stock that would otherwise have been issued and delivered upon such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

                     (b) The Committee shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing. The Committee may permit Optionee to make a Withholding Election to pay withholding taxes in excess of the minimum amount required by law, provided that the amount of withholding taxes so paid does not exceed the estimated total federal, state and local

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   tax liability of Optionee attributable to such exercise.

                7. Notices. Any notice given to the Company shall be addressed to the Company at P.O. Box 1000, Lebec, California 93243,
   Attention: President, or at such other address as the Company may hereinafter designate in writing to Optionee. Any notice given to Optionee shall be sent to the address set forth below Optionee's signature hereto, or at such other address as Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when delivered personally or five days after mailing by prepaid certified or registered mail return receipt requested.

                8. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock issuable upon exercise of the Option, and no certificate representing all or any part of such shares, shall be purchased, issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

                9.   Restrictions on Transferability.

                     (a) Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

                     (b) By accepting the Option, the Optionee for himself or herself and his or her transferees by will or the laws of descent and distribution, represent and agree that all shares of Common Stock purchased upon exercise of the Option will be acquired for investment and not with a view to the distribution thereof unless they have been registered under the Securities Act of 1933, and will otherwise be acquired, held and disposed of and held in accordance with the restrictions of said Act and the rules and regulations of the Securities and Exchange Commission thereunder, that the Company may instruct its transfer agent to restrict further transfer of said shares in its records except upon receipt of satisfactory evidence that such restrictions have been satisfied, that upon each exercise of any portion of the Option, the certificates evidencing the purchased shares shall bear an appropriate legend on the face thereof evidencing such restrictions, and that the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired subject to such restrictions.


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                10.  1992 Plan.  The Option is granted pursuant to the
   1992 Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the 1992 Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Optionee, without his or her consent, of the Option or of any of Optionee's rights under this Agreement. The interpretation and construction by the Committee of the 1992 Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the 1992 Plan shall be final and binding upon Optionee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the 1992 Plan, in its then-current form, to Optionee or any other person or entity then entitled to exercise the Option.

                11. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement and the Option Shares have been issued.

                12. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Optionee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the 1992 Plan. The Optionee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Optionee at any time and for any reason, or for no reason, unless Optionee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

                13. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

                IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.

   TEJON RANCH CO.                            OPTIONEE
   By:
      Jack Hunt                               Signature
      President

                                              Mailing Address

                                              City, State and Zip Code

                                              Social Security Number

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